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                                                                   Exhibit 10.59

                              LICENSE AGREEMENT

This License Agreement ("Agreement") is made effective the 26th day of March, 1999 by and between Molecular Biosystems, Inc., a corporation organized under the laws of Delaware, having its principal place of business at 10030 Barnes Canyon Road, San Diego, California 92121, USA ("MBI") and Schering Aktiengesellschaft, a corporation organized under the laws of the Federal Republic of Germany and having its principal place of business at 13342 Berlin, Germany ("Schering").

WHEREAS Schering and MBI are both engaged (inter alia) in the research, development and marketing of pharmaceutical specialties, including diagnostic substances and products;

WHEREAS MBI is manufacturing and marketing an ultrasound contrast agent consisting of albumin microspheres of fluorinated hydrocarbon, such agent currently being advertised and sold under the tradename OPTISON-Registered Trademark- and which has been launched for the first time in January 1998;

WHEREAS Schering owns certain patent rights and desires to grant MBI a license under its patent rights (as hereinafter described)

NOW THEREFORE the parties agree as follows:

ARTICLE 1:  DEFINITIONS

As used in this Agreement, the following terms, when capitalized, shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

1.1 "Affiliate" shall mean any corporation or other business organization (i) in which all or part of the voting capital is owned, directly or through one or more intermediaries, by one of the parties; or (ii) which owns, directly or through one or more intermediaries, all or part of the voting capital of one of the parties; or (iii) which directly or through one or more intermediaries controls or is controlled by either party. As used in this definition, "control" shall mean the power to direct or cause the direction of the management and the policies of an entity, whether through the ownership of a majority of the outstanding voting shares or by contract or otherwise.


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1.2        ***      shall mean                ***                 , having a
     place of business at                    ***                 .

1.3  "Effective Date" shall mean the date first written above.

1.4            ***          shall mean               ***             , having a
     place of business at                          ***                  .

1.5 "Net Sales" shall mean the gross revenues from sales of a product by MBI and/or its Affiliates and/or sublicensees to third parties, less deductions for (a) value added tax separately recorded and any other sales and excise taxes and duties paid or allowed by a selling party and any other governmental charges imposed upon the use or sales of the product, (b) rebates or allowances, quantity or cash discounts, chargebacks or fees, including commission, actually granted on the product to third parties, but not where said rebate, allowance, discount, chargeback, fee or commission is conditional on the purchase of additional products, and in each case in amounts customary in the trade; (c) allowances or credits to third parties on account of rejection, outdating or return of such product, and (d) transportation charges including insurance actually paid by MBI or an Affilliate of MBI and which cannot be reclaimed from a third party.

 1.6 "Patent Rights" shall mean the US Patent No. 4,276,885, and the Canadian Patent CA 1171952, both owned by Schering, including any continuations, continuations in part, divisions, provisional or any substitute applications, any reissue, reexamination, renewal or extension (including any supplemental certificates) of such patent, any additional foreign equivalents thereto and any confirmation patents or registration patents or patents of addition based on such patent.

1.7 "Product" shall mean an ultrasound contrast agent consisting of albumin microspheres of fluorinated hydrocarbon and which is currently sold under the trade name OPTISON.

1.8 "Third Party" means any entity other than MBI or Schering and their respective Affiliates and sublicensees.

1.9  "Territory" shall mean all countries of the world.

ARTICLE 2:  LICENSE

Schering hereby grants MBI     (*)**          under its Patent Rights to
  ***                  the Product in the Territory, with no right to grant
sublicenses, provided, however that, subject to the provisions set forth in
***        MBI         ***           sublicense to                ***
to market and sell the Product in the Territory,


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and further provided that                ***            shall have         ***
       to grant further sublicenses.

ARTICLE 3:  PAYMENTS

In recognition of the rights granted to it hereunder, MBI shall make to Schering the following payments:

3.1  Upon the signing of this Agreement, MBI shall pay to Schering the amount
           of                    ***            .

3.2  Upon one year from the Effective Date, MBI shall pay to Schering the amount
     of             ***                 . Should the parties in the future enter
     into any license agreement between Schering (either alone or together with
     a Third Party) and MBI or         (*)**          that refers to the
     manufacture or marketing of the Product, then the amount of
     ***                 payable under this Article 3.2 will be credited against
     any license fees or payments that MBI             ***           will then
     owe to Schering under such license agreement, at terms and conditions then
     to be agreed between MBI            ***              and Schering.

3.3  MBI shall further pay a           ***           on all Net Sales of the
     Product in the U.S. and Canada provided that Net Sales of the Product in
     the U.S. and Canada have exceeded               ***                through
     the life of the Patents, further provided however, that from            ***
     on, the                ***             payable pursuant to this section
     shall be calculated solely from the Net Sales of the Product in Canada once Net Sales of the Product in Canada have exceeded
     ***                        ). The       ***    accruing under this
     Agreement shall be calculated quarterly and shall be made within sixty (60) days after the end of each calendar quarter in which the Net Sales occurred.

3.4 All payments accruing under this Agreement shall be made in US dollars by wire transfer to a bank account designated by Schering .

3.5  MBI's obligation to pay      ***        under Article 3.3 shall cease when
     the last of the Patent Rights shall have expired.

ARTICLE 4:  REPORTS AND RECORDS

4.1 A report summarizing the Net Sales of the Product during the relevant quarter shall be delivered to Schering within sixty (60) days following the
     end of each calendar quarter for which      ***       are due.


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4.2  MBI will maintain complete and accurate records which are relevant to revenues, costs, expenses and payments under this Agreement and such records shall be open during reasonable business hours for a period of
          ***            from creation of individual records for examination at
     Schering's expense by a certified public accountant selected by Schering (subject to the consent of MBI, such consent not to be unreasonably withheld or delayed), for the sole purpose of verifying for Schering the correctness of calculations and classifications of such revenues, costs, expenses or payments made under this Agreement. Results of any such audit shall be provided to MBI. If there is a dispute between the parties following any audit performed pursuant to Section 4.2, either party may refer the issue (an "Audit Disagreement") to an independent certified public accountant for resolution. In the event an Audit Disagreement is submitted for resolution by either party, the parties shall comply with the following procedures. (i) The party submitting the Audit Disagreement for resolution shall provide written notice to the other party that it is invoking the procedures of this Section 4.2. (ii) Within thirty (30) business days of the giving of such notice, the parties shall jointly select a recognized international accounting firm to act as an independent expert to resolve such Audit Disagreement. (iii) The Audit Disagreement submitted for resolution shall be described by the parties to the independent expert, which description may be in written or oral form, within ten (10) business days of the selection of such independent expert.
     (iv) The independent expert shall render a decision on the matter as soon as practicable. (v) The decision of the independent expert shall be final and binding unless such Audit Disagreement involves alleged fraud, breach of this Agreement or construction or interpretation of any of the terms and conditions thereof. (vi) All fees and expenses of the independent expert, including any third party support staff or other costs incurred with respect to carrying out the procedures specified at the direction of the independent expert in connection with such Audit Disagreement, shall be borne by each party in inverse proportion to the disputed amounts awarded to the party by the independent expert through such decision (e.g. Schering disputes $100, the independent expert awards Schering $60, then Schering pays forty (40%) percent and MBI pays sixty (60%) percent of the independent expert's costs).

ARTICLE 5:  PATENT MAINTENANCE

5.1 Schering shall maintain during the term of this Agreement the Patent Rights in the Territory.

5.2 Schering agrees not to assert the Patent Rights against MBI or any MBI-licensed manufacturer or seller of the Product in the Territory.


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5.3  MBI agrees (i) not to challenge, or to cause, assist or support any of its
     Affiliates,         ***        any Third Party, directly or indirectly, in
     challenging the validity or enforceability of the Patent Rights and (ii) not to allege, or to cause, assist or support any of its Affiliates
     (including       ***        )   ***   any Third Party, directly or
     indirectly, in alleging that the Product does not infringe the Patent Rights. MBI further agrees to obtain a similar declaration from its sublicensee(s) prior to or simultanously with the grant of any sublicense. Any violation by MBI of this provision shall be deemed a breach of a material obligation of this Agreement.

ARTICLE 6:  TERM AND TERMINATION

6.1 Except as otherwise provided herein, this Agreement shall terminate when the last of the Patent Rights has expired.

6.2 Failure of Schering or MBI to comply with any of the respective material obligations and conditions contained in this Agreement shall entitle the other party to give the party in default notice requiring it to cure such default. If such default is not cured within ninety (90) days after receipt of such notice, the notifying party shall be entitled (without prejudice to any of its other rights conferred on it by this Agreement) to terminate this Agreement by giving a notice to take effect immediately. Notwithstanding the foregoing, in the event of a non-monetary default, if the default is not reasonably capable of being cured within the ninety (90) day cure period by the defaulting party and such defaulting party is making a good faith effort to cure such default, the notifying party may not terminate this Agreement, provided however, that the notifying party may terminate this Agreement if such default is not cured within one hundred eighty (180) days of such original notice of default. The right of either party to terminate this Agreement as hereinabove provided shall not be affected in any way by its waiver of, or failure to take action with respect to, any previous default.

6.3 In the event that one of the parties hereto shall go into liquidation, a receiver or a trustee be appointed for the property or estate of that party
     and said receiver or trustee is not removed within        ***        , or
     the party makes an assignment for the benefit of creditors (collectively, a "Bankruptcy Event"), and whether any of the aforesaid Bankruptcy Events be the outcome of the voluntary act of that party, or otherwise, the other party shall be entitled to terminate this Agreement by giving a written notice to that party.

ARTICLE 7:  NOTICES


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Any notice pursuant to this Agreement shall be in writing and shall be personally delivered by mail or express delivery service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice)

if to MBI:          Molecular Biosystems, Inc.
                    10030 Barnes Canyon Road
                    San Diego, CA, 92121
                    Attention: President and CEO

With a copy to:     Molecular Biosystems, Inc.
                    10030 Barnes Canyon Road
                    San Diego, CA, 92121
                    Attention: Legal Department

if  to Schering:    Schering Aktiengesellschaft
                    D-13342 Berlin
                    Germany
                    Attention: Head of SBU Diagnostics

with a copy to:     Schering Aktiengesellschaft
                    D-13342 Berlin
                    Germany
                    Attention: Legal Department

ARTICLE 8:  ASSIGNMENT

The rights and obligations of either party may not be assigned to any Affiliate or any Third Party without the prior written consent of the other party, such consent shall not be unreasonably withheld. Notwithstanding the foregoing, the rights and obligations of MBI under this Agreement may be assigned to
***               without the consent of Schering in the event that MBI shall
transfer manufacture of the Product to            ***       should otherwise
succeed MBI in manufacture of the Product.

ARTICLE 9:  MISCELLANEOUS

9.1  This Agreement shall be governed by and interpreted under the laws of the
     State of     ***       as applied to contracts entered into and performed
     entirely in     ***     by       ***       residents. Venue for any
     litigation arising from this Agreement shall take place in the State or
     Federal courts of the State of       ***        located in the
     ***         of the City of         ***           .

9.2  The headings contained herein are for the purposes of convenience only.


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9.3  The parties hereto acknowledge that this Agreement sets forth the entire
     Agreement and understanding of the parties hereto as to the subject matter hereof, and shall not be subject to any change, amendment, or modification except by the execution of a written instrument subscribed to by the parties hereto.

9.4 The failure of either party to assert a right hereunder or to insist upon compliance with any term of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

9.5 If any term, covenant, or condition of this Agreement or the application thereof to either party or circumstances shall, to any extent, be held to be invalid or unenforceable, then (i) the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and any term, covenant, or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (ii) the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

9.6 Ambiguities, if any, of this Agreement shall not be construed against either party, irrespective of which party may be deemed to have authored the ambiguous provision.

9.7 This Agreement may be executed in one or more counterparts (and by facsimile), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8 The status of the parties under this Agreement shall be that of independent contractors. Neither party shall have the right to enter into any agreements on behalf of the other party, nor shall it represent to any person that it has any such right or authority. Nothing in this Agreement shall be construed as establishing a partnership or joint venture relationship between the parties.

9.9 This Agreement does not create a partnership for US Federal income tax purposes (as defined in section 761 of the US Internal Revenue Code), for any US state or local jurisdiction, or in any country other than the US. Therefore, there is no requirement to file Form 1065, USD Partnership Return of Income, any similar US state or local income tax return or any similar document with tax authorities in any country other than the US.


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IN WITNESS WHEREOF, authorized representatives of the parties have duly executed this Agreement as of the Effective Date.

SCHERING AKTIENGESELLSCHAFT             MOLECULAR BIOSYSTEMS, INC.

By:     /s/ H.M. Rook                   By:  /s/ Bobba Venkatadri
   --------------------------------         --------------------------------
Name:   H.M. Rook                       Name: Bobba Venkatadri
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Title:    Head of SBU DIagnostics       Title:  President & CEO
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By:  /s/ Fritesch                       By: /s/ Kevin Helmbacher
   --------------------------------         --------------------------------
Name:       Fritesch                    Name:     Kevin Helmbacher
     ------------------------------          -------------------------------
Title:    Licensing Diagnostics         Title: General Counsel
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